UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-10083

Investment Company Act file number

MAN FRM ALTERNATIVE MULTI-STRATEGY FUND LLC

(Exact name of registrant as specified in charter)

452 Fifth Avenue, 26th Floor

New York, NY 10018

(Address of principal executive offices) (Zip code)

Colin Bettison

Man Investments

452 Fifth Avenue, 26th Floor

New York, NY 10018

(Name and address of agent for Service)

Registrant's telephone number, including area code: (212) 649-6600

Date of fiscal year end: 3/31/2020

Date of reporting period: 3/31/2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Man FRM Alternative Multi-Strategy Fund LLC

Consolidated Financial Statements

Year Ended March 31, 2020

Contents

Report of Independent Registered Public Accounting Firm	1

Consolidated Statement of Assets and Liabilities	2

Consolidated Statement of Operations	3

Consolidated Statements of Changes in Net Assets	4

Consolidated Statement of Cash Flows	5

Consolidated Financial Highlights	6

Notes to Consolidated Financial Statements	7

Approval of Advisory Agreement (Unaudited)	18

Company Management (Unaudited)	20

The Registrant files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on Form N-Q is available without charge, upon request, by calling (212) 649-6600.

A description of the policies and procedures that the Registrant uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (801) 737-4000 and on the Commission’s website at http://www.sec.gov.

Information regarding how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (801) 737-4000, and on the Commission’s website at http://www.sec.gov.

Ernst & Young LLP	Tel: +1 212 773 3000
5 Times Square	Fax: +1 212 773 6350
New York, NY 10036-6530	ey.com

Report of Independent Registered Public Accounting Firm

To the Members and the Board of Managers of Man FRM Alternative Multi-Strategy Fund LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Man FRM Alternative Multi-Strategy Fund LLC (the “Company”) as of March 31, 2020, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Company at March 31, 2020, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments as of March 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for one or more FRM Investment Management (USA) LLC investment companies since 2014.

May 29, 2020

Man FRM Alternative Multi-Strategy Fund LLC Consolidated Statement of Assets and Liabilities

March 31, 2020

Assets

Cash and cash equivalents	$2,036,987
Redemptions receivable from investments in Portfolio Funds	1,696,042
Tax receivable	67,427

Total Assets	3,800,456

Liabilities

Professional fees payable	$456,001
Liquidation of Members' units payable	175,593
Board of Managers' fees payable	40,000
Administration fees payable	17,900
Other liabilities	14,441

Total Liabilities	703,935

Net Assets	$3,096,521

Composition of Net Assets

Paid-in capital	$3,096,521
Distributable Earnings	-
Net Assets	$3,096,521

Net Asset Value Per Unit (based on 2,115.943 units outstanding)	$1,463.424

The accompanying notes are an integral part of these consolidated financial statements.

Man FRM Alternative Multi-Strategy Fund LLC Consolidated Statement of Operations

Year Ended March 31, 2020

Income
Interest income	$365,941
365,941
Expenses
Advisory fee	$753,602
Professional fees	586,842
Administration fees	188,894
Board of Managers' fees	160,000
Custody fees	21,096
Other expenses	36,268

Total Expenses	1,746,702

Net investment loss	(1,380,761)

Realized and Unrealized Gains on Investments
Net realized gains from investments in Portfolio Funds	$20,276,548
Net change in accumulated unrealized depreciation on investments	(18,690,446)
Net realized and unrealized gains on investments in Portfolio Funds	1,586,102

Net Increase in Net Assets Resulting from Operations	$205,341

The accompanying notes are an integral part of these consolidated financial statements.

Man FRM Alternative Multi-Strategy Fund LLC Consolidated Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2020	March 31, 2019

Operations
Net investment loss	$(1,380,761)	$(3,116,213)
Net realized gains	20,276,548	2,612,090 *
Net change in accumulated unrealized depreciation on investments	(18,690,446)	(733,783)

Increase/(Decrease) in net assets resulting from operations	205,341	(1,237,906)

Capital Transactions
Units liquidated	$(122,279,004)	-
Units repurchased	-	(19,887,325)
Dividend distributions	-	(6,653,962)
Reinvested dividends	-	6,297,722

Decrease in net assets resulting from capital transactions	(122,279,004)	(20,243,565)

Net decrease in net assets	(122,073,663)	(21,481,471)

Net Assets at Beginning of Period	$125,170,184	146,651,655

Net Assets at End of Period	$3,096,521	$125,170,184

* Net of taxes

The accompanying notes are an integral part of these consolidated financial statements.

Man FRM Alternative Multi-Strategy Fund LLC Consolidated Statement of Cash Flows

Year Ended March 31, 2020

Cash Flows from Operating Activities

Increase in net assets resulting from operations	$205,341
Adjustments to reconcile increase in net assets resulting from operations to net cash provided by operating activities:
Net change in accumulated unrealized depreciation on investments	18,690,446
Net realized gains from investments in Portfolio Funds	(20,276,548)
Proceeds from Portfolio Funds' redemptions	123,205,245
Decrease in operating assets:
Tax receivable	28,601
Increase (decrease) in operating liabilities:
Professional fees payable	69,169
Advisory fee payable	(465,690)
Administration fees payable	17,900
Other liabilities	1,661

Net Cash Provided by Operating Activities	121,476,125

Cash Flows from Financing Activities
Payments for units liquidated	$(122,103,411)
Payments for units repurchased	(2,006,218)

Net Cash Used in Financing Activities	(124,109,629)

Net decrease in cash and cash equivalents	(2,633,504)
Cash and cash equivalents at beginning of year	4,670,491

Cash and Cash Equivalents at End of Year	$2,036,987

The accompanying notes are an integral part of these consolidated financial statements.

Man FRM Alternative Multi-Strategy Fund LLC Consolidated Financial Highlights

The following represents per unit data and certain ratios to average net assets, total return, and other supplemental information for the periods indicated:

	For the year ended	For the year ended	For the year ended	For the year ended	For the year ended
	March 31, 2020	March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2016
Per Unit Operating Performance
Beginning net asset value	$1,419.738	$1,508.308	$1,531.996	$1,500.890	$1,640.308
Net change in net assets resulting from
operations:
Net investment loss*	28.325	(33.250)	(32.295)	(31.374)	(33.446)
Net realized and unrealized gain (loss) on investments*	15.361	19.948	84.459	110.010	(88.691)
Net change in net assets resulting from operations	43.686	(13.302)	52.164	78.636	(122.137)
Distributions:
From net income	-	(7.581)	(12.662)	-	(0.808)
From realized gains	-	(67.687)	(63.190)	(47.530)	(16.473)
Total distributions	-	(75.268)	(75.852)	(47.530)	(17.281)
Ending net asset value	$1,463.424	$1,419.738	$1,508.308	$1,531.996	$1,500.890

	For the year ended:
	March 31, 2020	March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2016
Total return (a)	3.08%	(0.85%)	3.46%	(5.32%)	7.50%
Net assets, end of period	$3,096,521	$125,170,184	$146,651,655	$180,679,844	$215,962,526
Ratio of total expenses to average net assets (b)(c)(d)(e)	3.04%	2.29%	1.86%	2.23%	2.26%
Ratio of net expenses to average net assets (b)(c)(d)(e)	3.04%	2.29%	1.86%	2.23%	2.26%
Ratio of net investment loss to average net assets (b)(c)(d)	(2.39%)	(2.28%)	(2.08%)	(2.05%)	(2.09%)
Portfolio turnover (f)	8.71%	27.06%	14.59%	16.85%	58.51%

*       Per unit data is calculated using the change in net asset value per unit for each month during the period.

(a)	Total return assumes a purchase of a unit (or an interest) on the first day and the sale of a unit (or an interest) on the last day of the period, excluding placement fees. An individual Member's return may vary from these returns based on the timing of the Member's subscriptions and redemptions.
(b)	Ratio reflects the Company’s income and expenses. Ratio does not reflect the Company’s proportionate share of the net investment income (loss) and expenses, including performance-based incentive fees or allocations from the underlying portfolio funds.
(c)	Average net assets are determined using the net assets at the end of each month during the period and net assets at the beginning of the period.

(d)	Ratio reflects the direct expenses, excluding placement fees, if any.

(e)	Ratio is net of the current and deferred income tax provision or benefit related to the net investment income/loss and realized and unrealized gain or loss from Man FRM Alternative Multi-Strategy 1099 Blocker Fund LLC (the "Blocker Fund"). For the year ended March 31, 2020, this amount was a tax expense of $0 which accounted for 0.00% of the reported ratios. For the year ended March 31, 2019, this amount was a tax expense of $16,995 which accounted for 0.01% of the reported ratios. For the year ended March 31, 2018, this amount was a tax recovery of $(377,236) which accounted for (0.22%) of the reported ratios. For the year ended March 31, 2017, this amount was a tax expense of $351,699 which accounted for 0.18% of the reported ratios. For the year ended March 31, 2016, this amount was a tax expense of $400,005 which accounted for 0.17% of the reported ratios.

(f)	Portfolio turnover is shown for the consolidated Company and includes purchases and sales of investments in the Blocker Fund.

The accompanying notes are an integral part of these consolidated financial statements.

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements

March 31, 2020

1. Organization

Man FRM Alternative Multi-Strategy Fund LLC (the “Company”), formerly known as Excelsior Multi-Strategy Hedge Fund of Funds, LLC, was organized as a limited liability company under the laws of Delaware on July 6, 2000, and commenced operations on October 1, 2000. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company, but operates as a diversified investment company.

At a meeting held on April 25, 2019, the Board of Managers of the Company (the “Board”), in consultation with the Company's investment adviser, FRM Investment Management (USA) LLC (“FRM” or the “Adviser”), determined that it was in the best interest of the Company and members of the Company ("Members") to liquidate the Company and approved a proposal to liquidate the Company pursuant to the terms of a plan of liquidation (the “Plan of Liquidation”). The Board also determined at such time to suspend the subscription, sale and repurchase of units of the Company’s limited liability company interests (“Units”). Pursuant to the Plan of Liquidation, substantially all of the assets of the Company have been liquidated, known liabilities of the Company are being satisfied, and the remaining proceeds are being distributed to the Members. The Board appointed FRM as the Company’s liquidator, and in such capacity, FRM has the authority to take all actions necessary to wind up the affairs of the Company and to distribute the proceeds of the liquidation of the Company's assets to Members in accordance with the Plan of Liquidation and the Company's Limited Liability Company Agreement.

The Company has liquidated its investment holdings and has been distributing the proceeds thereof to Members. As of March 31, 2020, approximately ninety-seven percent of the Company's assets, based on the value of such assets as of June 30, 2019, have been liquidated and distributed to Members. FRM currently estimates that the remainder of the Company's assets, including cash to be received from underlying private investment funds (“Portfolio Funds”) from which the Company has redeemed its investments, will be distributed to Members by approximately June 30, 2020, following which the legal existence of the Company will be terminated in accordance with the laws of the State of Delaware.

Prior to adoption of the Plan of Liquidation, the Company’s investment objective was to seek capital appreciation. The Company pursued this objective principally through a multi-manager, multi-strategy program of investments in Portfolio Funds that invest or trade in a wide range of financial instruments and markets. The investment managers of Portfolio Funds in which the Company invested generally conduct their investment programs through these Portfolio Funds. The Company invested in Portfolio Funds as a limited partner, shareholder or member along with other investors.

The Company is treated as an association taxable as a corporation and intends to qualify as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal tax purposes. The Company is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Topic 946, Financial Services – Investment Companies.

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

March 31, 2020

To facilitate compliance with certain requirements necessary to maintain its RIC status, the Company formed Man FRM Alternative Multi-Strategy 1099 Blocker Fund LLC (the “Blocker Fund”), formerly known as Excelsior Multi-Strategy 1099 Blocker Fund, LLC, a Delaware limited liability company, to hold interests in certain Portfolio Funds. These financial statements are consolidated financial statements of the Company and the Blocker Fund.

The Board has overall responsibility to manage and supervise the operations of the Company, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Company’s business. The Board exercises the same powers, authority and responsibilities with respect to the Company as are customarily exercised by the board of directors of an investment company registered under the 1940 Act and organized as a corporation. The Adviser manages the day-to-day operations and, pursuant to the investment advisory agreement, is responsible for managing the investments of the Company.

2. Significant Accounting Policies

These consolidated financial statements have been prepared on a consolidated basis in conformity with generally accepted accounting principles in the United States ("GAAP"). All inter-company accounts and transactions have been eliminated in consolidation. The following is a summary of the significant accounting policies followed by the Company and the Blocker Fund in preparation of these consolidated financial statements.

a. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Company’s consolidated financial statements are reasonable and prudent; however, actual results could differ from these estimates.

b. Company Expenses

The Company bears certain expenses incurred in its business, including, but not limited to, the following: fees paid directly or indirectly to the investment managers of Portfolio Funds during the period of the Company’s investment in such funds; all costs and expenses directly related to portfolio transactions and positions for the Company’s account; legal fees; accounting and auditing fees; custodial fees; fees paid to the Company’s administrator; costs of insurance; advisory fees; the fees and travel expenses and other expenses of the Board; all costs with respect to communications regarding the Company’s transactions among the Adviser and any custodian or other agent engaged by the Company; and other types of expenses approved by the Board. Expenses, including incentive fees and allocations borne by or allocated to the Company as an investor in Portfolio Funds are not presented on the Consolidated Statement of Operations and are not included in the expense ratios shown in the Consolidated Financial Highlights. The income and expenses of Portfolio Funds are, however, included in realized and unrealized gains on investments on the Consolidated Statement of Operations.

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

March 31, 2020

c. Income Taxes and Distributions

The Company is treated as an association taxable as a corporation and intends to qualify as a RIC and to distribute substantially all of the Company's taxable earnings to its Members. As provided in the provisions of the Code applicable to RICs, in any fiscal year in which the Company so qualifies and distributes at least 90% of its taxable income, the Company, but not Members, will be relieved of federal income tax on the income distributed. Therefore, no provision (benefit) for Federal income taxes on income, other than taxes on income earned by the Blocker Fund, is recorded in the Company's financial statements. Qualification as a RIC requires that the Company meet certain asset diversification, income distribution and nature of gross income requirements. The Company is subject to the risk that, due to the investment activities of the Portfolio Funds or other factors, it may not so qualify in some periods. Should the Company fail to qualify as a RIC, its taxable income would be subject to tax at established corporate rates. With respect to the Company’s investments in Portfolio Funds that are passive foreign investment companies (“PFICs”), the Company has made elections to include its allocable share of the income of such PFICs currently in its calculation of ordinary income and capital gains for the year, when the required information is available, or it may currently include the appreciation in the value of such PFICs as ordinary income.

The Blocker Fund is taxed as a corporation, but has not sought to qualify as a RIC pursuant to Subchapter M of the Code. As a corporation, the Blocker Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 21 percent. The Blocker Fund is currently using an estimated 8.34 and 8.85 percent rate for state and local tax, respectively. The Blocker Fund has net operating losses of $450,075, $430,614, $23,886 and $18,340 in New York State, New York City, California and Florida, respectively, which will not be used due to the Blocker Fund’s liquidation.

The amounts of dividends from net investment income and of distributions from net realized gains, if any, are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. They may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Permanent “book/tax” differences result in the reclassification of amounts between distributable earnings and paid-in capital reported on the Company’s Consolidated Statement of Assets and Liabilities as of March 31, 2020. Permanent differences are evaluated based upon the Company’s tax year end; permanent differences after October 31, 2019 will be reflected in future periods. Such permanent “book/tax” differences are principally attributable to the aforementioned tax differences for federal tax purposes recognized upon the sale or other disposition of the Company’s investments in PFICs and partnerships and certain transactions between the Company and the Blocker Fund. The Company’s net assets were unaffected by these reclassifications. The following amounts have been reclassified as of fiscal year ended March 31, 2020:

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

March 31, 2020

Total
Increase in	Distributable
Paid-in Capital	Loss
$26,727,971	$(26,727,971)

In order to avoid imposition of an excise tax applicable to a RIC, it is also the Company’s intention to declare and pay as dividends in each calendar year an amount equal to at least the sum of 98% of taxable ordinary income earned during the calendar year and 98.2% of its net realized capital gains earned during the twelve months ending October 31 plus undistributed amounts from prior years.

The tax character of distributions paid for the fiscal years ended March 31, 2020 and March 31, 2019 were as follows:

	March 31, 2020	March 31, 2019
From ordinary income	$-	$670,196
From long-term capital gains	-	5,983,766
Total distribution	$-	$6,653,962

The Company makes distributions of net investment income and capital gains, if any, at least annually, on a calendar year basis. The amount and timing of distributions are determined in accordance with federal income tax regulations. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Company. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

The Blocker Fund’s tax expense or benefit is included in the Consolidated Statement of Operations, based on the component of income or gains/(losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets and liabilities are measured using enacted tax law rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of a deferred income tax asset will not be realized. From time to time, as new information becomes available, the Blocker Fund will modify its estimates or assumptions regarding the deferred tax liability or asset.

The Company may rely, to some extent, on information provided by Portfolio Funds, which may not necessarily be timely, to estimate taxable income allocable to the Blocker Fund and to estimate its associated deferred tax benefit/(liability). Such estimates are made in good faith. From time to time, as new information becomes available, the Company will modify its estimates or assumptions regarding the Blocker Fund’s tax benefit/(liability), and such modifications could be material.

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

March 31, 2020

Cost Basis

The cost of Portfolio Funds that are partnerships for federal income tax purposes is adjusted for items of taxable income allocated to the Company from such Portfolio Funds. The allocated taxable income is reported to the Company by each such Portfolio Fund on a Schedule K-1 or PFIC statement, generally, as of December 31 (or in certain cases taxable income for PFICs is determined using a mark-to-market election). As a result, the aggregate cost of Portfolio Funds as of October 31, as well as the tax composition of net assets for federal income tax purposes, has been estimated by the Adviser using information from the Portfolio Funds or other information. The actual tax cost of investments and composition of net assets for federal income tax purposes may be different. The Company's required distributions and tax liability for the tax year, including the period November 1, 2019 through March 31, 2020, will be determined by the net investment income or loss and net realized gain or loss for the tax year ending October 31, 2019.

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions, primarily relating to investments in PFICs and partnerships. As of October 31, 2019, the Company’s components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary gain	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-
Unrealized appreciation	-
Total accumulated earnings	$-

As a consequence of the Company’s election to be taxed as a RIC, effective January 1, 2012, the unrealized appreciation on a tax basis shown above includes a basis adjustment to the tax cost of the Company’s investment in the Blocker Fund of approximately $2,600,000.

The consolidated income tax provisions (benefits) for the years ended March 31, 2019 and March 31, 2020 were as follows:

	Year Ended	Year Ended
Current Provision (Benefit):	March 31, 2020	March 31, 2019
Federal	$-	$16,483
State	-	512
Total Provision (Benefit)	$-	$16,995

Total income tax expense (benefit) for the Blocker Fund differed from the amounts computed by applying the U.S. federal statutory income tax rate of 21% to income before income tax expense as a result of the following:

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

March 31, 2020

	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
Federal income tax expense at the statutory rate	$(89,360)	$(22,478)
State income tax expense, net of federal tax benefit	(53,618)	(12,975)
Change in valuation allowance	142,978	35,965
Prior period adjustment	-	16,483
Tax Expense	$-	$16,995

Components of the Company's deferred tax assets and liabilities are as follows:

	Year Ended	Year Ended
Blocker Fund	March 31, 2020	March 31, 2019
Deferred Tax Asset
Excess of tax cost over value of investments	$-	$519,391
Federal tax loss carryforward	494,998	147,052
State tax loss carryforward	579,736	265,313
Valuation allowance	(1,074,734)	(931,756)
Total net deferred tax asset	$-	$-

There were no deferred tax assets or liabilities of the Company other than those of the Blocker Fund.

As part of the process of preparing its consolidated financial statements, the Company is required to account for the estimate of income taxes of the Blocker Fund for federal and state purposes through the establishment of a deferred tax asset or liability. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes. Deferred tax assets and liabilities are measured using the enacted tax law rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Blocker Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based on the evaluation criterion provided by ASC 740, Income Taxes (‘‘ASC 740’’) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Blocker Fund’s valuation allowance are: the difference between the fair value and tax cost of specific assets and liabilities; the nature, frequency and severity of current and cumulative losses; forecasts of future profitability; and the duration of the statutory carry forward periods and the associated risk that operating and capital loss carry forwards may expire unused.

Unexpected significant decreases in cash distributions from the Blocker Fund’s investments or significant changes in the fair value of its investments may change the Company's assessment regarding the recoverability of deferred tax assets and may result in an adjustment to the valuation allowance. If a valuation allowance is adjusted to create a deferred tax asset in the future, it could have a material impact on the Blocker Fund's net asset value and results of operations in the period in which it is recorded. In addition, the timing of realization of gains and losses by Portfolio Funds could have a positive or adverse impact on the Blocker Fund's income tax provision (benefit), and such impact could be material.

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

March 31, 2020

The authoritative guidance on accounting for and disclosure of uncertainty in tax positions requires management to determine whether a tax position of the Company is “more likely than not” to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the “more likely than not” threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management of the Company is required to analyze tax positions expected to be taken in the Company's tax returns, as defined by statutes of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of March 31, 2020, the Company did not have a liability for any federal income or excise taxes owed with respect to tax years ended on or before December 31, 2019. The Company has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits attributable to these periods will significantly change in the next twelve months. The Company’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. At March 31, 2020, the Company had no uncertain tax positions that would require recognition, derecognition or disclosure in the consolidated financial statements.

The Company’s policy is to classify interest and penalties associated with the Blocker Fund’s underpayment of federal and state income taxes, if any, as income tax expense on its statement of operations. The Company has reviewed all major jurisdictions and concluded that there is no impact on the Blocker Fund's net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions expected to be taken on its tax returns.

d. Security Transactions

Purchases of interests in Portfolio Funds are recorded as of the first day of legal ownership of a Portfolio Fund. Sales and redemptions of such interests are recorded as of the last day of legal ownership or participation in a Portfolio Fund. Realized gains and losses on the Company’s sales and redemption proceeds and distributions received from Portfolio Funds, whether in the form of cash or securities, are determined on the average cost basis.

e. Other

The net asset value (“NAV”) of the Company is computed as of the close of business on the last day of each month. The Company's NAV is the value of the Company's assets less its liabilities, and its NAV per Unit equals the Company’s NAV divided by the number of the issued and outstanding Units.

Cash and cash equivalents consist of unrestricted cash balances maintained in an account at The Bank of New York Mellon.

3. Portfolio Valuation

The NAV of the Company is determined by, or at the direction of, the Adviser as of the close of business at the end of each month and other fiscal period (as defined in the Limited Liability Corporation Agreement), in accordance with the valuation principles set forth below, or as may be determined from time to time, pursuant to valuation procedures established by the Board. Pursuant to the valuation procedures, the Board delegated to the Adviser the general responsibility for valuation of the investments in Portfolio Funds subject to the oversight of the Board.

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

March 31, 2020

Investments in Portfolio Funds were recorded at fair value, generally at an amount equal to the NAV of the Company's investment in a Portfolio Fund as determined by the Portfolio Fund's general partner or investment manager. If no such information was available or if such information was deemed to be not reflective of fair value, an estimated fair value was determined in good faith by the Board or pursuant to procedures adopted by the Board. Generally, the values of investments in Portfolio Funds were determined whereby the Company initially recorded the value of the investments and subsequent subscriptions at their acquisition cost which represents fair value. Thereafter, the value of such investments were adjusted to reflect the Company’s share of the Portfolio Funds’ net investment income or loss and unrealized and realized gain or loss to reflect changes in the fair value of the investments for the period.

Portfolio Funds generally record their investments at fair value in accordance with GAAP or International Financial Reporting Standards. They generally hold positions in readily marketable securities and derivatives that are valued at quoted market values and less liquid nonmarketable securities and derivatives that are valued at fair value. Accordingly, valuations do not necessarily represent the amounts that might be realized by Portfolio Funds from sales or other dispositions of their investments, nor do they reflect other expenses or fees that might be incurred by Portfolio Funds upon disposition. The mix and concentration of more readily marketable securities and less liquid nonmarketable securities varies across Portfolio Funds based on various factors, including the nature of their investment strategies and market forces.

Because of the inherent uncertainty of valuation of the Company’s investments in Portfolio Funds, the estimated values of these investments may differ significantly from the values that would have been used had a ready market for interests in Portfolio Funds existed, and the differences could be material. Net change in accumulated unrealized appreciation on investments in the statement of operations is net of fees and performance-based compensation paid to the investment managers of Portfolio Funds.

The Adviser conducted initial and ongoing due diligence monitoring of the Company’s investments in Portfolio Funds. The due diligence process included evaluation of the valuation policies and procedures of the investment managers of Portfolio Funds and assessment of specific valuation matters. In addition to formal annual due diligence reviews of Portfolio Funds’ investment managers, the Adviser conducted regular discussions with the investment managers, which included discussions concerning valuation policy and valuation matters that may impact the Portfolio Funds. The Adviser is responsible for the implementation and maintenance of internal controls and procedures related to Portfolio Funds’ valuations. In valuing investments in Portfolio Funds, the Adviser generally relied primarily upon valuations provided by the investment managers of Portfolio Funds or by their administrators. The Adviser maintained an investment committee that convened periodically to oversee the application of the Company’s valuation policies and review various Portfolio Funds’ valuation metrics.

In prior reporting periods, the Company used a fair value hierarchy that prioritized the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received on the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy gave the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy were as follows:

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

March 31, 2020

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Company has the ability to access at the measurement date;

•	Level 2 – Quoted prices which are not considered to be active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 – Prices, inputs or modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The Company, pursuant to the Plan of Liquidation, no longer holds investments in Portfolio Funds. Aggregate purchases and proceeds from redemptions of interests in Portfolio Funds by the Company for the year ended March 31, 2020 were $3,500,000 and $122,035,261, respectively. There were no unfunded commitments outstanding to Portfolio Funds at March 31, 2020.

4. Advisory Fee

The Adviser provided investment advisory services to the Company and, in providing such services, incurred research, travel and other expenses related to the selection and monitoring of Portfolio Funds in providing such services. Further, the Adviser provides certain management and administrative services to the Company, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, the Company paid the Adviser a quarterly advisory fee in arrears computed at an annual rate of 1.5% of the Company's net assets determined as of the first business day of each quarter after adjustment for any subscriptions effective on that date. Effective October 1, 2019, the Adviser agreed to voluntarily waive its advisory fee.

For the year ended March 31, 2020, the Company incurred advisory fees totaling $753,602.

5. Related Party Transactions and Other

As of March 31, 2020, three Members owned in excess of 5% of the Company’s outstanding Units, having an aggregate value equal to approximately 38.79% of the Company’s total net assets and are deemed “affiliated persons” (as defined by the 1940 Act) of the Company. The affiliation between these members and the Company is based solely on such ownership.

Affiliates of the Adviser may have banking, underwriting, lending, brokerage or other business relationships with Portfolio Funds in which the Company invests and with companies in which Portfolio Funds invest.

The Board is comprised of four Managers who are not “interested persons,” as defined by Section 2(a)(19) of the 1940 Act, of the Company (the “Independent Managers”). The Independent Managers each receive an annual retainer of $40,000 for services to the Company. The Independent Managers are reimbursed for expenses of attendance at each regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as Managers. For the year ended March 31, 2020, the Company incurred $160,000 in Independent Managers’ fees, $40,000 of which was payable as of March 31, 2020.

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

March 31, 2020

The Company has retained UMB Fund Services, Inc. (the "Administrator") to provide accounting and certain administrative and investor services to the Company. The Administrator is a subsidiary of UMB Financial Corporation. BNY Mellon Investment Servicing Trust Company serves as custodian of the Company’s assets and provides custody services to the Company.

6. Net Assets

Unit transactions were as follows:

	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
Units outstanding at beginning of year	88,164.295	97,229.234
Units reinvested	-	4,460.361
Units repurchased	-	(13,525.300)
Units liquidated	(86,048.352)	-
Units outstanding at end of year	2,115.943	88,164.295

7. Repurchases of Units

The interest of Members in the Company is represented by Units. Units are not redeemable at the option of Members. However, prior to adoption of the Plan of Liquidation, the Company provided liquidity to Members by making offers to repurchase Units from Members at the NAV per Unit determined as of dates specified in connection with such offers. The Company's offers to repurchase Units were made at such times and in such amounts as determined by the Board and, generally, were made on a quarterly basis. During the year ended March 31, 2020, the Company did not purchase any Units pursuant to offers to repurchase Units from Members. The reduction in Units outstanding during such period, as shown in Note 6, reflects Units liquidated in accordance with the liquidation of the Company. Repurchases of Units by the Company during the year ended March 31, 2019 are included on the Consolidated Statements of Changes in Net Assets.

8. Guarantees

In the normal course of business, the Company enters into contracts that provide general indemnifications and under which it has potential obligations to indemnify the Adviser or others for losses they may incur in connection with providing services to the Company. The Company’s maximum exposure under these arrangements is dependent on future claims for indemnification that may be made against the Company, and therefore, cannot be estimated. However, based on experience, the risk of loss from any such claim is considered remote.

9. Recent Accounting Pronouncements

In November 2016, the FASB issued ASU 2016-18 Statement of Cash Flows (Topic 230), that requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. This standard is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. This standard has been adopted for the year ended March 31, 2020 and has had no material effect on the financial statements.

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (Unaudited)

March 31, 2020

10. Subsequent Events

The Company has evaluated all subsequent events through May 29, 2020, the date on which these financial statements were issued and, except as noted below, has determined that no additional disclosures are required.

Subsequent to March 31, 2020, the Company received $1,524,010 of the redemptions receivable from investments in Portfolio Funds.

The Company acknowledges the current outbreak of COVID-19 which is causing economic disruption in most countries and is actively monitoring developments closely. Given the nature of the outbreak and the on-going developments, there is a high degree of uncertainty and it is not possible at this time to predict the extent and nature of the overall future impact on the Company.

Noting the above, the Company has however concluded that the resulting developments in the global financial markets after the year end did not result in conditions that required any adjustments to the financial statements.

Man FRM Alternative Multi-Strategy Fund LLC Approval of Advisory Agreement (Unaudited)

March 31, 2020

Board Approval of Continuation of Advisory Agreement

At a meeting held on March 25, 2020,1 the Board, including a majority of the Independent Managers, approved the continuation of the Company's investment advisory agreement (the "Advisory Agreement") with the Adviser for an additional year. The Independent Managers were assisted in their consideration of this matter by independent legal counsel and, in connection with their deliberations, met in an executive session with such counsel separate from representatives of the Adviser.

In considering this matter, the Board gave weight and recognition to the fact that the Company is in the process of liquidating its assets in accordance with a plan of liquidation (the "Plan of Liquidation") that was approved by the Board on April 25, 2019 and is not making new investments. The Plan of Liquidation appointed the Adviser to serve as the liquidator of the Company and the Adviser's primary investment-related role on behalf of the Company has been to make decisions with respect to the sale or other disposition of the remaining portfolio investments of the Company. As of the March 25, 2020 Board meeting, all of the Company's portfolio investments had been liquidated with the exception of certain holdbacks of a portion of the proceeds of the Company's withdrawals/redemptions from underlying investment funds, which proceeds are expected to be received by the Company in the second quarter of 2020. Therefore, the Adviser is no longer providing any investment advice to the Company. In addition, in recognition of the reduced responsibilities of the Adviser during the liquidation process, effective October 1, 2019, the Adviser has waived all fees payable by the Company under the Advisory Agreement.

During its deliberations, the Board considered various factors, including the nature, extent and quality of services provided by the Adviser; particularly, the qualifications and capabilities of the personnel responsible for providing services to the Company. It considered, among other things, statements of representatives of the Adviser confirming the Adviser's commitment to providing services to the Company during the liquidation process. The Board concluded that the Adviser is well qualified and has appropriate resources to provide the necessary services to the Company.

The Board recognized that a fund's investment performance is an important factor to consider in connection with the renewal of an investment advisory agreement. However, it noted that, in light of the liquidation of the Company's assets, past performance information relating to the Company was not relevant to a determination of whether to continue the Advisory Agreement.

1 Although the 1940 Act requires that continuances of the Company's investment advisory agreement be approved by the in-person vote of a majority of the Independent Managers, the March 25 meeting was held by telephone in view of health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The telephonic meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020 which exempts registered investment companies from the in-person voting requirements of the 1940 Act with respect to the approval of a fund's advisory agreement for the period from the date of the order through June 15, 2020, in light of the operational challenges arising in connection with the COVID-19 pandemic.

Man FRM Alternative Multi-Strategy Fund LLC Approval of Advisory Agreement (Unaudited)

March 31, 2020

Similarly, the Board recognized that the fees payable by a fund for investment advisory services is an important factor to consider in connection with the renewal of an investment advisory agreement. In this regard, it was determined by the Board to be relevant that the Adviser is no longer being paid any fees by the Company, and the Board concluded that the fees and expenses of the Company are appropriate given the services to be provided.

The Board was also cognizant of the appropriateness of considering economies of scale in costs of providing services to the Company when evaluating the reasonableness of advisory fees, including the extent to which any such economies of scale will be shared with the Company for the benefit of members. However, it concluded that this factor is not relevant under current circumstances because the Company is not paying any fees to the Adviser.

The Board also considered the potential benefits that might be received by the Adviser due to its relationship with the Company. Given that the Company is being liquidated, the Board concluded that the Adviser is not deriving any such benefits.

Based on the foregoing considerations, the Board, including a majority of the Independent Managers, approved the continuation of the Advisory Agreement for an additional annual period.

Man FRM Alternative Multi-Strategy Fund LLC Company Management (Unaudited)

March 31, 2020

Information pertaining to the Board and officers of the Company as of March 31, 2020 is set forth below:

Number of
Portfolios
	Position(s)	Term of		in Fund
	Held with	Office and		Complex
	the	Length of	Principal Occupation During the Past Five Years and	Overseen
Name, Address and Age	Company	Time Served	Other Directorships Held	by Manager

Independent Managers

Alan Brott	Manager	Term	Consultant (since 10/91); Associate Professor, Columbia	1
c/o Man FRM Alternative		Indefinite;	University (2000-2017); Former Partner of Ernst & Young. Mr.
Multi-Strategy Fund LLC		Length- since	Brott serves as a manager or director of Grosvenor
452 Fifth Avenue, 26th		August 2009	Registered Multi-Strategy Funds (4 Funds); Hedge Fund
Floor, New York, NY 10018			Guided Portfolio Solution (part of the Grosvenor complex);
(Born 1942)			Stone Harbor Investment Funds (8 Funds); Stone Harbor
Emerging Markets Income Fund and Emerging Markets Total
Income Fund; and the Neuberger Berman Registered Private
Equity Funds (19 Funds).

Victor F. Imbimbo, Jr.	Manager	Term	President and CEO of Caring Today LLC, leading information	1
c/o Man FRM Alternative		Indefinite;	and support resource for the family caregivers market (2006 to
Multi-Strategy Fund LLC		Length- since	present). Former President for North America with
452 Fifth Avenue, 26th		October 2000	TBWA/WorldHealth, a division of TBWA Worldwide and
Floor, New York, NY 10018			Executive Vice President of TBWA/New York. Mr. Imbimbo
(Born 1952)			serves as a manager or director of the Neuberger Berman
Registered Private Equity Funds (19 Funds).

Stephen V. Murphy	Manager	Term	President of S.V. Murphy & Co, an investment banking firm	1
c/o Man FRM Alternative		Indefinite;	(1/91 to April 2015). Mr. Murphy serves as a manager or
Multi-Strategy Fund LLC		Length- since	director of The First of Long Island Corporation, The First
452 Fifth Avenue, 26th		October 2000	National Bank of Long Island; and the Neuberger Berman
Floor, New York, NY 10018			Registered Private Equity Funds (19 Funds). Former director
(Born 1945)			of Bowne & Co.

Thomas G. Yellin	Manager	Term	President of the Documentary Group since June 2006;	1
c/o Man FRM Alternative		Indefinite;	Former President of PJ Productions from August 2002 to June
Multi-Strategy Fund LLC		Length- since	2006; Former Executive Producer of ABC News from August
452 Fifth Avenue, 26th		August 2009	1989 to December 2002. Mr. Yellin serves as a manager or
Floor, New York, NY 10018			director of Grosvenor Registered Multi-Strategy Funds (4
(Born 1954)			Funds); Hedge Fund Guided Portfolio Solution (part of the
Grosvenor complex); and the Neuberger Berman Registered
Private Equity Funds (19 Funds).

Man FRM Alternative Multi-Strategy Fund LLC Company Management (Unaudited)

March 31, 2020

Officers who are not Managers

	Position(s)	Term of Office
	Held with the	and Length of	Principal Occupation During the Past Five Years and
Name, Address and Age	Company	Time Served	Other Directorships Held
Colin Bettison	Principal	Term Indefinite;	Head of Operations, Man Americas since April 2015; Head
452 Fifth Avenue, 26th	Executive	Length –	of Middle Office Accounting, Man Group from 2007 – April
Floor, New York, NY	Officer/Principal	Principal	2015.
10018	Financial	Executive Officer
(Born 1979)	Officer	since September
2019. Principal
Financial Officer
since September
2018.

Jens Foehrenbach	Chief	Term Indefinite;	Vice President of FRM Investment Management (USA)
452 Fifth Avenue, 26th	Investment	Length – since	LLC since October 2015; Deputy Chief Investment Officer
Floor, New York, NY	Officer	April 2015	at FRM from May 2014 to October 2015; Head of Equity
10018			and Credit Strategies for FRM from February 2013 to
(Born 1975)			February 2015; Head of Credit at Man Group's Multi-
Manager Business from September 2011 to February
2013; Senior analyst in the Credit & Arbitrage team at Man
Group from December 2009 to September 2011.

Lee M. Binks	Chief	Term Indefinite;	Head of FRM Compliance, Deputy CCO Man Investments
452 Fifth Avenue, 26th	Compliance	Length – since	USA since 2014; Director Compliance, Barclays Capital
Floor, New York, NY	Officer	September 2016	2008 – 2014.
10018
(Born 1973)

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. For the fiscal year ended March 31, 2020, there were no amendments to a provision of the code of ethics that relates to any element of code of ethics definition, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant's code of ethics is filed with this form N-CSR under Item 13(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Managers of the Registrant has determined that Stephen V. Murphy, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert", and has designated Mr. Murphy as the Audit Committee's financial expert. Mr. Murphy is an "independent" Manager pursuant to paragraph (a)(2) of Item 3 on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements and for services that are normally provided by the Registrant’s principal accountant in connection with the statutory and regulatory filings for the fiscal years ended March 31, 2019 and March 31, 2020 were $187,000 and $150,000, respectively.

(b) Audit-Related Fees

There were no audit related services provided by the principal accountant to the Registrant for the last two fiscal years.

(c) Tax Fees

The fees billed to the Registrant by the principal accountant for the audit of the Registrant's annual financial statements for tax compliance, tax advice or tax planning services relating to the preparation of the Registrant’s tax returns for the fiscal years ended March 31, 2019 and March 31, 2020 were $92,000 and $92,000, respectively.

(d) All Other Fees

The principal accountant billed no other fees to the Registrant during the last two fiscal years.

(e) (1) During its regularly scheduled periodic meetings, the Registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any such pre-approved fees are presented to the audit committee at its next regularly scheduled meeting.

(e) (2) None

(f) Not applicable

(g) During the fiscal years ending March 31, 2020 and March 31, 2019, fees billed by the Registrant’s principal accountant for non-audit services (inclusive of tax fees) rendered to the Registrant were $92,000 and $92,000, respectively.   During the fiscal years ending March 31, 2020 and March 31, 2019, fees billed by the Registrant’s principal accountant for non-audit services provided to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $5,188,470 and $6,242,388, respectively.

(h) The Registrant's audit committee has considered whether the provision of non-audit services that may be rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the report to members filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant's proxy voting procedures are attached hereto.  The Registrant delegates proxy voting decisions to its investment adviser.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) (1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members - As of the date of the filing.

Mr. Jens Foehrenbach is the portfolio manager (the “Portfolio Manager”) primarily responsible for the day-to-day management of the registrant’s portfolio, subject to such policies as may be adopted by the Board of Managers.

(a) (2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member - As of April 30, 2020:

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
0	N/A	2	$478,732,050	2	$262,874,191

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
0	N/A	0	$0	0	N/A

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise should Mr. Foehrenbach have day-to-day portfolio management responsibilities with respect to more than one fund. Mr. Foehrenbach may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts and Mr. Foehrenbach may personally invest in these accounts. These factors could create conflicts of interest because Mr. Foehrenbach may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Registrant. A conflict may also exist if Mr. Foehrenbach identifies a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, Mr. Foehrenbach may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by Mr. Foehrenbach are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

(a) (3) Compensation Structure of Portfolio Manager(s) or Management Team Members

- As of April 1, 2020:

Mr. Foehrenbach's compensation consists of a combination of a fixed salary and a discretionary bonus. The discretionary bonus is not tied directly to the performance of, or value of assets, of the Registrant or any other fund managed by the Adviser. The amount of bonus paid to Mr. Foehrenbach is based on a variety of factors, including, without limitation, the financial performance of the Registrant, personal performance including the execution of managerial responsibilities, client interactions, support and general teamwork.

Ownership of Fund Securities

As of April 1, 2020, Mr. Foehrenbach does not directly own any Interests in the Registrant.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSE-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which members may recommend nominees to the Registrant's Board of Managers that would require disclosure.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a) (1)	Code of Ethics (See Exhibit 1)

(a) (2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2 (a) under the 1940 Act are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

(Registrant): MAN FRM ALTERNATIVE MULTI-STRATEGY FUND LLC

By (Signature and Title):     /s/ Colin Bettison

Colin Bettison, Principal Executive Officer

Date: June 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): MAN FRM ALTERNATIVE MULTI-STRATEGY FUND LLC

By (Signature and Title):     /s/ Colin Bettison

Colin Bettison, Principal Executive Officer

Date: June 9, 2020

By (Signature and Title):     /s/ Colin Bettison

Colin Bettison, Principal Financial Officer

Date: June 9, 2020